                                                                    EXHIBIT 10.8


                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                               STOCK OPTION PLAN

                      Nonqualified Stock Option Agreement
                      -----------------------------------


     STOCK OPTION AGREEMENT (the "Agreement"), dated as of August 31, 1996, (the "Effective Date") between FAVORITE BRANDS INTERNATIONAL HOLDING CORP., a Delaware corporation (the "Company"), and Alexander M. Seaver (the "Grantee").

     All words and phrases not otherwise expressly defined herein shall have the same meanings as are ascribed to such words and phrases in the Plan document.

     The Board has determined that the objectives of the Plan will be furthered by granting to the Grantee an option pursuant to the Plan.

     In consideration of the foregoing and of the mutual undertakings set forth in this Agreement, the Company and the Grantee agree as follows:

     SECTION 1.     Grant of Option.  The Company hereby grants to the Grantee
     ---------      ---------------
an option (the "Option") to purchase 13,517.5 shares of Common Stock at a purchase price of $89.57 per share (which has been determined by the Board to be not less than Fair Market Value).

     SECTION 2.     Exercisability.  Subject to the terms of this Agreement,
     ---------      --------------

                    (i)   the option is 100% vested and exercisable.

                    (ii) the Option shall remain 100% exercisable through the day prior to the tenth anniversary of the Effective Date, after which the option shall terminate and cease to be exercisable.

     SECTION 3.     Method of Option Exercise.
     ---------      -------------------------

                    (a) The Option or any part thereof may be exercised in accordance with Section 2 of this Agreement by (a) filing a written notice of exercise with the Company, on a form to be provided for that purpose (b) executing a signature page to the Stockholders Agreement, a copy of which is attached hereto as Exhibit A (the "Stockholder's Agreement"), and (c) payment of the full purchase price for the number of shares purchased.

               (b) Payment of the purchase price shall be made in any combination of the following:

               (i) by certified or official bank check payable to the Company (or the equivalent acceptable to the Board);

               (ii) with the consent of the Board in its sole discretion, by personal check (subject to collection), which may in the Board's discretion be deemed conditional;

               (iii) by delivery of previously acquired shares of Common Stock owned by the Grantee for at least six months having a Fair Market Value (determined as of the "option exercise date") equal to the portion of the Option exercise price being paid thereby, provided that the Board may require the Grantee to furnish an opinion of counsel acceptable to the Board to the effect that such delivery does not require any Consent;

               (iv) with the consent of the Board in its sole discretion, by the Grantee's promissory note and agreement providing for payment with interest on the unpaid balance accruing at a rate not less than that needed to avoid the imputation of income under Code section 7872 and upon such terms and conditions (including such security, if any, therefor) as the Board may determine; and/or

               (v) by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Common Stock acquired upon exercise to pay for all of the Common Stock acquired upon exercise and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be made at the Grantee's direction at the time of exercise, provided that the Grantee shall be liable for any portion of the exercise price not covered by such assignment of proceeds of sale.

               (c) As soon as practicable after receipt of full payment, subject to Section 3.2 of the Plan (relating to Consents), the Company shall deliver to the Grantee one or more certificates for the shares of Common Stock purchased, which certificates may bear such legends as the Company may deem appropriate.

     SECTION 4.     [Reserved]
     ---------       --------

     SECTION 5.     Withholding Tax Requirements. Whenever shares of Common
     ---------      ----------------------------
Stock are to be delivered pursuant to the

Option, the Board may require as a condition of delivery that the Grantee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. Whenever cash is to be paid pursuant to the option, the Company may, as a condition of its payment, deduct therefrom, or from any salary or other payments due to the Grantee, an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. Without limiting the generality of the foregoing,
(i) a Grantee may elect to satisfy all or part of the foregoing withholding requirements by delivery of unrestricted shares of Common Stock owned by-the Grantee for at least six months having a Fair Market Value (determined as of the date of such delivery) equal to all or part of the amount to be so withheld, and (ii) the Board may permit any such delivery to be made by withholding shares of Common Stock from the shares otherwise issuable pursuant to the option (in which event the date of delivery shall be deemed the option exercise date).

     SECTION 6.     Plan Provisions to Prevail. This Agreement shall be subject
     ---------      --------------------------
to all of the terms and provisions of the Plan, which are incorporated hereby and made a part hereof, including, without limitation, the provisions of section
3.2 of the Plan (generally relating to consents required by securities and other laws) and Section 3.5 of the Plan (generally relating to adjustments upon changes in capitalizations) and Section 3.11 of reorganizations and other extraordinary transactions). If there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern. If there is any inconsistency between the provisions of this Agreement and any employment (or similar) agreement entered into by the Grantee and the Company or any Affiliate, the provisions of the employment (or similar) agreement shall govern.

     SECTION 7.     [Reserved]
     ---------       --------

     SECTION 8.     Grantee's Acknowledgements. By entering into this Agreement,
     ---------      --------------------------
the Grantee agrees and acknowledges that (a) he has received and read a copy of
-------------------------------------------------------------------------------
the Plan, (including Section 3.8(c) (relating to waivers of claims, and damages)
--------
and accepts this option upon all of the terms thereof, and (b) no member of the Board shall be liable for any action or determination made in good faith with respect to the Plan, any award thereunder or under this Agreement.

     SECTION 9.     Nontransferability. The Option shall not be assignable or
     ---------      ------------------
transferable by the Grantee (whether by operation of law or otherwise and whether voluntarily or involuntarily).

All rights granted to the Grantee under the Plan or under this Agreement shall be exercisable only by the Grantee.

     SECTION 10.    No Stockholder Rights. Neither the Grantee nor any person
     ----------     ---------------------
succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any shares subject to the Option until a stock certificate is issued to him for such shares. Except for adjustments made pursuant to Section 3.5 of the Plan, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

     SECTION 11.    Execution of Agreement. Notwithstanding anything contained
     ----------     ----------------------
in this Agreement to the contrary, no Option may be exercised until the Grantee has returned an executed copy of this Agreement to the Company.

     SECTION 12.    Notices. Any notice to be given to the Company hereunder
     ----------     -------
shall be in writing and shall be addressed to the Company, Tristate International Office Center, Suite 227, Building 75, Lincolnshire, Illinois 60069, or such other address as the Company may hereafter designate to the Grantee by notice as provided herein. Any notice to be given to the Grantee hereunder shall be addressed to the Grantee at the address set forth below or-such other address as the Grantee may hereafter designate to the Company by notice as provided herein. Notices hereunder shall be deemed to have been duly given when received by personal delivery or by registered or certified mail to the party entitled to receive the same.

     SECTION 13.    Successors and Assigns. This Agreement shall be binding upon
     ----------     ----------------------
and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent set forth in the Plan, the heirs and personal representatives of the Grantee.

     SECTION 14.    Governing Law. This Agreement shall be governed by the laws
     ----------     -------------
of the State of Illinois applicable to agreements made and to be performed entirely within such State.

     SECTION 15.    Modifications to Agreement. This Agreement may not be
     ----------     --------------------------
altered, modified, changed or discharged, except by a writing signed by or on behalf of both the Company and the Grantee.

     IN WITNESS WHEREOF, the parties hereto have executed this option agreement as of the date and year first above written.

                                        FAVORITE BRANDS INTERNATIONAL
                                          HOLDING CORP.


                                        By:  /s/ [SIGNATURE ILLEGIBLE]
                                             -----------------------------------
                                             Name:
                                             Title:

                                             /s/ Alexander M. Seaver
                                             -----------------------------------
                                             Alexander M. Seaver

                                Amendment No. 1
                           to Stock Option Agreement
                           -------------------------

     This Amendment No.1 (the "Amendment") is entered into this _____ day of June, 1997, by and between Alexander M. Seaver ("Grantee") and Favorite Brands International Holding Corp. (the "Company").

     WHEREAS, the Company and Grantee are parties to a Nonqualified Stock Option Agreement (the "Agreement") dated August 31, 1996.

     WHEREAS, the Company and Grantee desire to amend the Agreement.

     NOW THEREFORE, the parties agree that the Agreement shall be amended by inserting a new Section 3(d) which shall read as follows:

     "(d) In the event of Grantee's death, the Option shall be exercisable by the Grantee's surviving spouse, and if Grantee is not survived by a spouse, by the duly appointed personal representative of the Grantee's estate, at any time until the date on which the Option terminates or expires in accordance with the provisions of the Plan and this Agreement."

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                              FAVORITE BRANDS INTERNATIONAL HOLDING CORP.

                              /s/ Brooks B. Gruemmer
                              -------------------------------------------
                              Brooks B. Gruemmer
                              Vice President



                              /s/ Alexander M. Seaver
                              -------------------------------------------
                              Alexander M. Seaver

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                               STOCK OPTION PLAN

                      Nonqualified Stock Option Agreement
                      -----------------------------------

     STOCK OPTION AGREEMENT (the "Agreement"), dated as of April 15, 1997, (the "Effective Date") between FAVORITE BRANDS INTERNATIONAL HOLDING CORP., a Delaware corporation (the "Company"), and Alexander M. Seaver (the "Grantee").

     All words and phrases not otherwise expressly defined herein shall have the same meanings as are ascribed to such words and phrases in the Plan document.

     The Board has determined that the objectives of the Plan will be furthered by granting to the Grantee an option pursuant to the Plan.

     In consideration of the foregoing and of the mutual undertakings set forth in this Agreement, the Company and the Grantee agree as follows:

     SECTION 1.     Grant of Option. The Company hereby grants to the Grantee an
     ---------      ---------------
option (the "Option") to purchase 6,440 shares of Common Stock at a purchase price of $105.00 per share (which has been determined by the Board to be not less than Fair Market Value).

     SECTION 2.     Exercisability. Subject to the terms of this Agreement,
     ---------      --------------

                    (i)   the option is 100% vested and exercisable.

                    (ii) the Option shall remain 100% exercisable through the day prior to the tenth anniversary of the Effective Date, after which the option shall terminate and cease to be exercisable.

     SECTION 3.     Method of Option Exercise.
     ---------      -------------------------

                    (a) The Option or any part thereof may be exercised in accordance with Section 2 of this Agreement by (a) filing a written notice of exercise with the Company, on a form to be provided for that purpose (b) executing a signature page to the Stockholders Agreement, a copy of which is attached hereto as Exhibit A (the "Stockholders Agreement"), and (c) payment of the full purchase price for the number of shares purchased.

               (b) Payment of the purchase price shall be made in any combination of the following:

                    (i) by certified or official bank check payable to the Company (or the equivalent acceptable to the Board);

                    (ii) with the consent of the Board in its sole discretion, by personal check (subject to collection), which may in the Board's discretion be deemed conditional;

                    (iii) by delivery of previously acquired shares of Common Stock owned by the Grantee for at least six months having a Fair Market Value (determined as of the "option exercise date") equal to the portion of the Option exercise price being paid thereby, provided that the Board may require the Grantee to furnish an opinion of counsel acceptable to the Board to the effect that such delivery does not require any Consent;

                    (iv) with the consent of the Board in its sole discretion, by the Grantee's promissory note and agreement providing for payment with interest on the unpaid balance accruing at a rate not less than that needed to avoid the imputation of income under Code section 7872 and upon such terms and conditions (including such security, if any, therefor) as the Board may determine; and/or

                    (v) by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Common Stock acquired upon exercise to pay for all of the Common Stock acquired upon exercise and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be made at the Grantee's direction at the time of exercise, provided that the Grantee shall be liable for any portion of the exercise price not covered by such assignment of proceeds of sale.

                    (c) As soon as practicable after receipt of full payment, subject to Section 3.2 of the Plan (relating to Consents), the Company shall deliver to the Grantee one or more certificates for the shares of Common Stock purchased, which certificates may bear such legends as the Company may deem appropriate.

                    (d) In the event of Grantee's death the Option shall be exercisable by the Grantee's surviving spouse, and if Grantee is not survived by a spouse, by the duly appointed personal representative of Grantee's estate, at any time until the date on which the Option terminates or expires in accordance with the provisions of the Plan and this Agreement.

        SECTION 4.      [Reserved]
        ---------        --------

        SECTION 5.      Withholding Tax Requirements. Whenever shares of Common
        ---------       ----------------------------
Stock are to be delivered pursuant to the Option, the Board may require as a condition of delivery that the Grantee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. Whenever cash is to be paid pursuant to the option, the Company may, as a condition of its payment, deduct therefrom, or from any salary or other payments due to the Grantee, an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. Without limiting the generality of the foregoing, (i) a Grantee may elect to satisfy all or part of the foregoing withholding requirements by delivery of unrestricted shares of Common Stock owned by-the Grantee for at least six months having a Fair Market Value (determined as of the date of such delivery) equal to all or part of the amount to be so withheld, and (ii) the Board may permit any such delivery to be made by withholding shares of Common Stock from the shares otherwise issuable pursuant to the option (in which event the date of delivery shall be deemed the option exercise date).

        SECTION 6.      Plan Provisions to Prevail.  This Agreement shall be
        ---------       --------------------------
subject to all of the terms and provisions of the Plan, which are incorporated hereby and made a part hereof, including, without limitation, the provisions of section 3.2 of the Plan (generally relating to consents required by securities and other laws) and Section 3.5 of the Plan (generally relating to adjustments upon changes in capitalizations) and Section 3.11 of the Plan (generally relating to the effects of certain reorganizations and other extraordinary transactions). If there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern. If there is any inconsistency between the provisions of this Agreement and any employment (or similar) agreement entered into by the Grantee and the Company or any Affiliate, the provisions of the employment (or similar) agreement shall govern.

        SECTION 7.      [Reserved]
        ---------        --------

        SECTION 8.      Grantee's Acknowledgments.  By entering into this
        ---------       -------------------------
Agreement, the Grantee agrees and acknowledges that (a) he has received and read
           ---------------------------------------------------------------------
a copy of the Plan, (including Section 3.8(c) (relating to waivers of claims,
------------------
and damages) and accepts this option upon all of the terms thereof, and (b) no member of the Board shall be liable for any action or determination made in good faith with respect to the Plan, any award thereunder or under this Agreement.

     SECTION 9.     Nontransferability. The Option shall not be assignable or
     ---------      ------------------
transferable by the Grantee (whether by operation of law or otherwise and whether voluntarily or involuntarily). All rights granted to the Grantee under the Plan or under this Agreement shall be exercisable only by the Grantee.

     SECTION 10.    No Stockholder Rights. Neither the Grantee nor any person
     ----------     ---------------------
succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any shares subject to the Option until a stock certificate is issued to him for such shares. Except for adjustments made pursuant to Section 3.5 of the Plan, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

     SECTION 11.    Execution of Agreement.  Notwithstanding anything contained
     ----------     ----------------------
in this Agreement to the contrary, no Option may be exercised until the Guarantee has returned an executed copy of this Agreement to the Company.

     SECTION 12.    Notices. Any notice to be given to the Company hereunder
     ----------     -------
shall be in writing and shall be addressed to the Company, Tristate International Office Center, Suite 227, Building 75, Lincolnshire, Illinois 60069, or such other address as the Company may hereafter designate to the Grantee by notice as provided herein. Any notice to be given to the Grantee hereunder shall be addressed to the Grantee at the address set forth below or-such other address as the Grantee may hereafter designate to the Company by notice as provided herein. Notices hereunder shall be deemed to have been duly given when received by personal delivery or by registered or certified mail to the party entitled to receive the same.

     SECTION 13.    Successors and Assigns. This Agreement shall be binding upon
     ----------     ----------------------
and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent set forth in the Plan, the heirs and personal representatives of the Grantee.

     SECTION 14.    Governing Law. This Agreement shall be governed by the laws
     ----------     -------------
of the State of Illinois applicable to agreements made and to be performed entirely within such State.

     SECTION 15.  Modifications to Agreement.  This Agreement may not be
     ----------   --------------------------
altered, modified, changed or discharged, except by a writing signed by or on behalf of both the company and the Grantee.

     IN WITNESS WHEREOF, the parties hereto have executed this option agreement as of the date and year first above written.

                                             FAVORITE BRANDS INTERNATIONAL
                                               HOLDING CORP.

                                             By: /s/ Brooks Gruemmer
                                                -------------------------------
                                                Name:  Brooks Gruemmer
                                                Title: Vice President

                                                /s/ Alexander M. Seaver
                                                -------------------------------
                                                Alexander M. Seaver